UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 26, 2013

Date of Report

(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35121 (Commission File Number)	27-1840403 (I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N Los Angeles, California (Address of principal executive offices)	90067 (Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On June 26, 2013, Air Lease Corporation (the “Company”) issued $132,046,000 aggregate principal amount of its 5.625% Senior Notes due 2017 (the “new notes”) in connection with its offer to exchange up to $151,614,000 aggregate principal amount of new notes for any and all of its outstanding 7.375% Senior Unsecured Notes due January 30, 2019, pursuant to a Senior Notes Indenture, dated as of March 16, 2012, as supplemented by a Supplemental Indenture, dated as of June 26, 2013, by and between the Company and Deutsche Bank Trust Company Americas, as Trustee.  The Company filed a registration statement on Form S-4 (File No. 333-188716) with the Securities and Exchange Commission with respect to the offering of the new notes.  Exhibits are filed herewith in connection with the issuance of the new notes.

Item 9.01.                                        Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 4.2	Supplemental Indenture, dated June 26, 2013, by and between Air Lease Corporation and Deutsche Bank Trust Company Americas, as Trustee, relating to 5.625% Senior Notes due 2017.

Exhibit 4.3	Form of 5.625% Senior Note due 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR LEASE CORPORATION

Date: June 26, 2013	/s/ GREGORY B. WILLIS
Gregory B. Willis
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

4.2	Supplemental Indenture, dated June 26, 2013, by and between Air Lease Corporation and Deutsche Bank Trust Company Americas, as Trustee, relating to 5.625% Senior Notes due 2017.

4.3	Form of 5.625% Senior Note due 2017.